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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               U. S. PAWN, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction: Not Applicable

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     (5) Total fee paid: Not Applicable

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: None

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     (2) Form, Schedule or Registration Statement No.: Not applicable.

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     (3) Filing Party: Not Applicable.

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     (4) Date Filed: Not Applicable.

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                                 U.S. Pawn, Inc.
                              7215 Lowell Boulevard
                           Westminster, Colorado 80030
                                  (303) 657-3550

                                 January 16, 2001

To Our Shareholders:

   We are pleased to announce that on January 12, 2001, the U.S. Pawn shareholders approved the sale of substantially all of the Company's assets to Pawn-One, Inc. ("Pawn-One") and the merger of the Company with U.S. Remodelers, Inc. In addition, our shareholders approved the Company's reincorporation to Delaware, the Company's name change to U.S. Home Systems, Inc., the election of five new directors and the Company's new stock option plan. The remaining matter to be considered, the one share for three shares reverse stock split, will be considered and voted upon at the adjourned special meeting of shareholders to be held on February 7, 2001 at 9:30 a.m. Mountain Time at 410 17th Street, Denver, Colorado 80202 ("Meeting").

   The purpose of the adjournment until February 7, 2001 is to allow the Company's shareholders to authorize a reverse stock split of one share for up to 4.2 shares outstanding (the "Reverse Stock Split"), an increase in the size of the reverse split from the prior proposal of one share for each three shares outstanding. If approved, the actual size of the Reverse Split (up to one share for each 4.2 shares outstanding) will be determined by our Board of Directors in order to allow the newly merged U.S. Pawn, Inc. and U.S. Remodelers, Inc. to meet the listing requirements of the Nasdaq SmallCap Market.

   Based upon the number of shares of U.S. Pawn currently outstanding, upon effectiveness of the Reverse Split (and assuming the maximum reverse split of one share for each 4.2 shares outstanding), the total number of outstanding shares of U.S. Pawn common stock would be reduced from 3,327,785 to 792,330 shares.

   An increase in the size of the Reverse Stock Split will not change any shareholder's percentage ownership of U.S. Pawn common stock.

   The U.S. Pawn Board of Directors recommends that shareholders vote for the increase in size of the Reverse Stock Split.

   You are cordially invited to attend the Meeting in person. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and return it as promptly as possible in the enclosed envelope. No postage is required if the proxy is mailed in the United States.


                                          By order of the Board of Directors

                                          Charles C. Van Gundy
                                          Chief Executive Officer
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                                U.S. PAWN, INC.
           ADJOURNED SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 7, 2001
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF U.S. PAWN, INC.

  The undersigned hereby appoints Charles C. Van Gundy as proxy with full power of substitution to vote for the undersigned all shares of the Common Stock of U.S. Pawn, Inc. that the undersigned would be entitled to vote if personally present at the adjourned special meeting of shareholders to be held on February 7, 2001, at 9:30 a.m. Mountain Time, at 410 17th Street, Suite 2200, Denver, Colorado 80202, and at any adjournments thereof.

    (1) Approval to reverse split U.S. Pawn's common stock on the basis of one share for up to 4.2 shares outstanding.

      [_] FOR              [_] AGAINST       [_] ABSTAIN

    (2) In his discretion, the proxy is authorized to vote on such other business as lawfully may come before the meeting.

SEE REVERSE SIDE  (Continued and to be signed on reverse side)  SEE REVERSE SIDE

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                          (Continued from other side)
   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) ABOVE.


                                           Date: ______________________________
                                           ____________________________________
                                           ____________________________________
                                               (Signature if held jointly)

                                           IMPORTANT: Please date this proxy
                                           and sign exactly as your name or
                                           names appear on your stock
                                           certificates. If stock is held
                                           jointly, signatures should include
                                           both names. Executors,
                                           administrators, trustees, guardians
                                           and others signing in a
                                           representative capacity, please
                                           give full title. If a corporation,
                                           please sign in full corporate name
                                           by president or other authorized
                                           officer. If a partnership, please
                                           sign partnership name by authorized
                                           person.